THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE TRANSFER IS MADE IN ACCORANCE WITH RULE 144 UNDER SUCH ACT, (C) THE BORROWER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE BORROWER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (D) THE BORROWER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

Principal Amount: $442,000 | Spokane, Washington
Interest Rate: 7% | January 31, 2006

FOR VALUE RECEIVED, the undersigned, AURA SYSTEMS, INC., a Delaware corporation ("**Borrower**"), hereby promises to pay to the order of KOYAH PARTNERS, L.P., a Delaware limited partnership ("**Lender**"), at such places and times and under the terms and conditions set forth below, the principal amount of this Consolidated, Amended and Restated Promissory Note (this "**Note**") set forth above, together with interest thereon and any other amounts set forth herein.

Lender and its "**Affiliates**" (Koyah Leverage Partners, L.P., Koyah Ventures, LLC, Raven Partners, L.P., and Koyah Microcap Partners Master Fund, L.P.), have heretofore made secured loans to Borrower, and Borrower has heretofore made and delivered to Lender and its affiliates the instruments evidencing and securing repayment of the loans, more particularly described on Exhibit A to this Note (the "**Prior Loans**"). Borrower subsequently filed for relief under Chapter 11 of the Bankruptcy Code on June 24, 2005 in the United States Bankruptcy Court, Central District of California, Los Angeles Division, Case No. LA 05-24550-SB. On January 18, 2006 the Bankruptcy Court entered an order confirming the Borrower's Amended Plan of Reorganization ("**Amended Plan of Reorganization**"). The Amended Plan of Reorganization among other things, provided for Lender and its Affiliates to receive, in satisfaction of all claims of Lender and its Affiliates against Borrower on account of the Prior Loans, certain (i) common stock and warrants and (ii) restated promissory notes from Borrower in the aggregate sum of $2,600,000, which would continue to be secured by the same liens with the same priority as secured the Prior Loans, as evidenced by restated security agreements and other instruments. This Note is made in conjunction with and pursuant to the Amended Plan of Reorganization, is intended to consolidate, amend, restate and supersede the promissory note evidencing the Prior Loan of Lender and represents Lender's allocated share of the aggregate $2,600,000 allowed secured claim of Lender and its Affiliates in the Amended Plan of Reorganization.

1. Principal Payments. This Note shall be due and payable as follows: an initial payment of $12,750, due on the effective date of Borrower's Amended Plan of Reorganization

(the "**Plan Effective Date**"), which shall reduce the principal balance of this Note to $429,250. On February 1, 2007, the principal balance and accrued interest shall be amortized in equal payments over 48 months. The first amortized installment shall be due, and Borrower shall pay the first amortized installment, on February 1, 2007. Subsequent payments shall be due on or before the first day of each month thereafter until January 1, 2011 (the "**Maturity Date**"), at which time the entire unpaid principal balance and accrued interest shall be due.

2. Interest Rate. The outstanding principal balance of this Note shall accrue interest at the rate of seven percent (7%) per annum from the Plan Effective Date.

3. Prepayment. This Note may be prepaid in whole or in part, at any time without any premium or penalty.

4. Collection Costs Borne by Borrower. In the event of a Default (as defined below) (taking into account the expiration of any applicable grace period specified in the definition of Default), Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in enforcing the terms of this Note or in collecting this Note, including without limitation in any out-of-court workout, any court action, any appeal or any bankruptcy proceeding.

5. Late Charge. In the event of a Default (taking into account the expiration of any applicable grace period specified in the definition of Default), this Note shall bear interest (after as well as before judgment) at a rate of five percent (5%) per annum above the rate of interest which would otherwise have been payable under this Note or the maximum rate of interest permitted to be charged by applicable law, whichever is less.

6. **Governing Law. This Note shall be governed by and construed and interpreted in accordance with the law of the State of Washington, without regard to that state's conflict of laws principles. All disputes between the parties hereto, whether sounding in contract, tort, equity or otherwise, shall be resolved only (i) until Borrower's Chapter 11 case in the Bankruptcy has been closed by a final decree, by the Bankruptcy Court in the Bankruptcy and (ii) thereafter, by state and federal courts located in Spokane, Washington, and the courts to which an appeal therefrom may be taken. All parties hereto waive any objections to the location of the above referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non-conveniens. Notwithstanding the foregoing, any party obtaining any order or judgment in any of the above referenced courts may bring an action in a court in another jurisdiction in order to enforce such order or judgment.**

7. Intended Beneficiaries. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as may be otherwise expressly provided in this Note.

8. Severability. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

9. Security. This Note shall be secured by a security interest in tangible and intangible personal property of Borrower pursuant to a Consolidated, Amended and Restated Security Agreement (the "**Security Agreement**") and a Consolidated, Amended and Restated Stock Pledge Agreement (the "**Stock Pledge Agreement**").

10. Defaults. Each of the following shall constitute a default under this Note (a "**Default**"):

(a) Failure by Borrower to make any payment due under this Note or under any other agreement with Lender or its Affiliates or due to Lender or its Affiliates under the Amended Plan of Reorganization, which failure shall continue for ten (10) days after written notice from Lender of the failure to make such payment; any representation or warranty by Borrower under this Note or any other agreement with Lender or its Affiliates shall be false or inaccurate in any material respect when made; or failure by Borrower to comply with the provisions of any other covenant, obligation or term of this Note or any other agreement with Lender or its Affiliates or in favor of Lender or its Affiliates under the Amended Plan of Reorganization;

(b) Failure by Borrower to pay when due any other indebtedness or obligations in excess of seventy-five thousand dollars ($75,000) individually or two hundred thousand dollars ($200,000) in the aggregate which shall continue after the applicable grace period, if any, specified in the agreement relating to such indebtedness or obligation; failure by Borrower to comply with the provisions of any other covenant, obligation or term of any agreement relating to such indebtedness or obligation which shall continue after the applicable grace period, if any, specified in such agreement if the effect of such failure is to accelerate, or permit the acceleration of, the due date of such indebtedness or obligation; or any such indebtedness or obligation shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity date thereof;

(c) Borrower makes a general assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions to any court for a receiver or trustee for Borrower or any substantial part of its property, commences any proceeding relating to the arrangement, readjustment, reorganization or liquidation under any bankruptcy or similar laws; there is commenced against Borrower any such proceedings which remain undismissed for a period of sixty (60) days; or Borrower by any act indicates its consent or acquiescence in any such proceeding or the appointment of any such trustee or receiver;

(d) Lender shall fail to have a valid and perfected security interest in any of the collateral covered by the Security Agreement or the Stock Pledge Agreement, in each case of the priority contemplated by this Note, the Security Agreement and the Stock Pledge Agreement; or

(e) Borrower shall fail to substantially comply with the terms and conditions of the Amended Plan of Reorganization.

11. Acceleration; No Exclusive Remedy. Upon any Default (after taking into account the expiration of any grace period specified in the definition of Default), all principal, interest and other amounts owing hereunder automatically shall, at the option of Lender, become immediately due and payable. Notwithstanding anything to the contrary herein, Lender shall be entitled to any and all remedies available to it in the event of a Default hereunder and Lender's pursuance of any particular remedy shall not preclude Lender from seeking any other remedies available to it at law or in equity.

12. Notices. Any notice under this Note shall be given in writing and shall be addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by written notice to the other party.

"Borrower"
Aura Systems, Inc.
2330 Utah Avenue
El Segundo, CA 90245
Attn: Melvin Gagerman, CFO
Fax: 310-643-7457
E-Mail: mgagerman@aurasystems.com

With Copies to:
Ron Bender, Esq.
Levene, Neale, Bender, Rankin & Brill LLP
10250 Constellation Blvd., Suite 1700
Los Angeles, CA 90067
Fax: 310-229-1244
E-Mail: rb@lnbrb.com

Ronald M. Dorfman
Law Offices of Ronald M. Dorfman
11400 W. Olympic Blvd., 9th Floor
Los Angeles, CA 90064
Fax: 310-820-7000
E-mail: dorf27@aol.com

"Lender"
Koyah Partners, L.P.
c/o ICM Asset Management, Inc.
601 W. Main Avenue, Suite 600
Spokane, WA 99201
Attn: Robert Law
Fax: 509-444-4500
Email: robertl@icmasset.com

13. Intercreditor Agreement. The terms and conditions of this Note shall also be governed by and subject to the terms and conditions of an Amended and Restated Intercreditor

Agreement dated as of January 31, 2006, Lender and its Affiliates (the "**Intercreditor Agreement**").

14. Miscellaneous.

(a) No delay or omission on the part of Lender in exercising any right under this Note shall operate as a waiver of such right or of any other right under this Note.

(b) Borrower hereby waives presentation for payment, demand, notice of demand and of dishonor and non-payment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note.

(c) Any payment hereunder shall first be applied to any enforcement or collections costs, then against accrued interest or late charges hereunder and then against the outstanding principal balance hereof.

(d) All payments under this Note shall be made without set-off, deduction or counterclaim.

(e) Borrower and Lender intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is Borrower's and Lender's express intention that Borrower not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this section shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note, and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

(f) This Note may be transferred or assigned by Lender in whole or in part if, on Borrower's reasonable request, Lender provides an opinion of counsel reasonably satisfactory to Borrower that such transfer does not require registration under the Securities Act of 1933, as amended, and applicable state securities law, except that this Note may be transferred by a Lender which is a partnership or limited liability company to a partner, former partner, member, former member or other affiliate of such partner or limited liability company, as the case may be, if (i) the transferee agrees in writing to be subject to the terms of this Note and (ii) Lender delivers notice of such transfer to Borrower. Any rights and obligations of Borrower and Lender under this Note shall be binding upon and inure to the benefit of their respective permitted successors, assigns, heirs, administrators and transferees.

(g) Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Borrower and Lender in the case of an amendment and only with the written consent of the waiving party in the case of a waiver.

(h) Borrower will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Lender under this Note against impairment.

15. Effective Date.

Although executed and delivered subsequently, this Note is dated, and shall be effective, as of January 31, 2006, which is the Plan Effective Date.

[Remainder of page intentionally left blank]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its duly authorized officer, effective as of the day and year first above written.

AURA SYSTEMS, INC.

By: ______________________
Name: MELVIN GAGERMAN
Title: CEO

[Signature Page to Consolidated, Amended and Restated Promissory Note]

Exhibit A

INSTRUMENTS EVIDENCING AND SECURING THE PRIOR LOANS TO THE BORROWER BY THE LENDER AND ITS AFFILIATES

Koyah Leverage Partners, L.P. and Koyah Partners, L.P.

(a) an Agreement between Koyah Leverage Partners, L.P., Koyah Partners, L.P. and the Company dated as of July 24, 2003, as subsequently amended;

(b) four Convertible Promissory Notes each dated July 24, 2003 executed by the Company as follows: (i) Promissory Note (Term) - Koyah Partners, L.P. in the amount of $120,519.44; (ii) Promissory Note (Term) - Koyah Leverage Partners, L.P. in the amount of $482,077.78; (iii) Promissory Note (Multiple Advance) - Koyah Partners, L.P. in the amount of $200,000; and (iv) Promissory Note (Multiple Advance) - Koyah Leverage Partners, L.P. in the amount of $800,000, each as subsequently amended;

(c) a Security Agreement dated as of July 24, 2003 made by the Company in favor of Koyah Leverage Partners, L.P. as collateral agent for Koyah Leverage Partners, L.P. and Koyah Partners, L.P., as subsequently amended;

(d) an Amendment and Waiver Agreement dated as of August 6, 2003 between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P.;

(e) an Additional Advance Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 18, 2003;

(f) a Stock Pledge Agreement made by the Company in favor of Koyah Leverage Partners, L.P., as collateral agent for Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 18, 2003;

(g) an Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of August 21, 2003;

(h) a Second Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of September 18, 2003;

(i) a Third Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of September 30, 2003;

(j) a Fourth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of October 16, 2003;

(k) a Fifth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of October 27, 2003;

(l) a Sixth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of November 11, 2003;

(m) a Seventh Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of November 25, 2003;

(n) an Eighth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of December 19, 2003;

(o) a Ninth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of January 8, 2004;

(p) a Security Agreement Amendment between the Company and Koyah dated as of January 15, 2004;

(q) a Tenth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 10, 2004;

(r) an Eleventh Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 11, 2004;

(s) a Twelfth Amendment Agreement between the Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of March 18, 2004;

(t) an Thirteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of April 5, 2004;

(u) a Fourteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of April 30, 2004;

(v) a Fifteenth Amendment Agreement between the Company and Company, Koyah Leverage Partners, L.P., and Koyah Partners, L.P., dated as of June 3, 2004; and

(w) a UCC financing statement filed under Delaware filing number 3193760-9 as amended under filing number 4013694; and filings with the USPTO on the Company's (i) Patent Reg. Nos. US 5,734,217, US 6,157,175, US 2202313, US 2477031, US 2372115, US 1991593 and US 2196818, (ii) Patent Application Serial Nos. 09/939116, 09/938967, 752337652, 75141345, 75141344, 09/799,973, 00/03815, 01/50683 and 01/50762, and (iii) numerous trademarks and trademark applications.

Koyah Ventures LLC

(x) an Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004, as subsequently amended;

(y) a Convertible Promissory Note dated June 14, 2004 executed by the Company to Koyah Ventures LLC in the amount of $300,000, as subsequently amended;

(z) a Security Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004;

(aa) a Stock Pledge Agreement between Koyah Ventures LLC and the Company dated as of June 14, 2004;

(bb) an Amendment Agreement between Koyah Ventures LLC and the Company dated as of June 9, 2004; and

(cc) a UCC financing statement filed under Delaware filing number 4169386-2.

Raven Partners, L.P.

(dd) an Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004, as subsequently amended;

(ee) a Convertible Promissory Note dated June 14, 2004 executed by the Company to Raven Partners, L.P. in the amount of $100,000;

(ff) a Security Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004;

(gg) a Stock Pledge Agreement between Raven Partners, L.P. and the Company dated as of June 14, 2004; and

(hh) a UCC financing statement filed under Delaware filing number 4169385-4.

Koyah Microcap Partners Master Fund, L.P.

(ii) an Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004, as subsequently amended;

(jj) a Convertible Promissory Note dated December 16, 2004 executed by the Company to Koyah Microcap Partners Master Fund, L.P. in the amount of $220,000;

(kk) a Security Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004;

(ll) a Stock Pledge Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 16, 2004;

(mm) a UCC financing statement filed under Delaware filing number 4356479-8;

(nn) an Agreement between Koyah Microcap Partners Master Fund, L.P. and the Company dated as of December 23, 2004, as subsequently amended; and

(oo) a Convertible Promissory Note dated December 23, 2004 executed by the Company to Koyah Microcap Partners Master Fund, L.P. in the amount of $210,000.